Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: FRED’S, INC., et al.	Case No. 19-11984 (CSS)
Reporting Period: January 5, 2020 to February 1, 2020

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	✓
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	✓
Schedule of Professional Fees Paid	MOR-1b	✓
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	✓
Balance Sheet	MOR-3	✓
Status of Postpetition Taxes	MOR-4	✓
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	✓
Listing of aged accounts payable	MOR-4	✓
Accounts Receivable Reconciliation and Aging	MOR-5	✓
Debtor Questionnaire	MOR-5	✓

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Mark Renzi	3/5/2020
Signature of Authorized Individual*	Date

Mark Renzi	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

For period from January 5, 2020 to February 1, 2020

($ in 000’s) Cash Flow Summary	Current Month	Cumulative
Receipts
FS Collections	—	28,296
Rx Collections (1)	2,458	34,470
Asset Sales	335	61,138
Other Collections	296	4,474

Total Cash Receipts	3,089	128,378
Disbursements
FS Merchandise	—	(856)
RX Merchandise	—	(10,670)
Payroll and Other Employee Obligations	(147)	(12,327)
Rent	(111)	(2,269)
Sales Tax	—	(3,971)
Utilities	(52)	(2,470)
Other Operating Disbursements	(815)	(11,739)
Third Party Rx Reimbursement	(3,823)	(10,062)
Other Non-Operating Disbursements	(295)	(27,892)

Total Cash Disbursements	(5,243)	(82,257)
Net Cash Flow (2)	(2,154)	46,121

(1)	The Company collected pharmacy proceeds on behalf 3rd party buyers for sold pharmacies during this period; generally a one week delay from collecting to disbursing those proceeds.
(2)	The Company was operating under cash collateral over the cumulative period and cash was used to pay down the DIP loan.

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Total Disbursements by Filed Legal Entity (unaudited, in thousands)

For period from January 5, 2020 to February 1, 2020
Legal Entity	Case Number	Disbursements
Fred’s, Inc.	19-11984	$5,132
Fred’s Stores of Tennessee, Inc.	19-11982	$111
505 N. Main Opp, LLC	19-11983	$—
National Equipment Management and Leasing, Inc.	19-11985	$—
National Pharmaceutical Network, Inc.	19-11986	$—
Summit Properties – Bridgeport, LLC	19-11987	$—
Summit Properties – Jacksboro, LLC	19-11988	$—
Reeves-Sain Drug Store, Inc.	19-11989	$—

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Bank Reconciliations (unaudited)

Values in $

Debtor Name	Name of Institution	Type of Account	Account Number (last 4 digits)	Account balance as of 2/1
Fred’s, Inc.	Regions Bank	Pharmacy Lockbox	7214	13,397
Fred’s, Inc.	Regions Bank	Payroll	5469	—
Fred’s, Inc.	Regions Bank	Master	5477	34,065
Fred’s, Inc.	Regions Bank	Master Funding	4352	117,848
Fred’s, Inc.	Regions Bank	Controlled Disbursement	3377	—
Fred’s, Inc.	Regions Bank	Sales Tax	2459	—
Fred’s, Inc.	Bank of America	EDI	4407	96,157
Fred’s, Inc.	MetaBank	Payroll Pay Cards	0011	16,752
Fred’s, Inc.	Regions Bank	Stub Rent Escrow Acct	5920	84,788
Fred’s, Inc.	Regions Bank	Utility Escrow Acct	5742	359,258
Fred’s, Inc.	Regions Bank	Asset Disposition	4585	30,626,465

NOTE: Account Balances provided as of 2/1/2020 or date of latest account activity

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Total Disbursements to Retained Professionals (unaudited, in thousands)

For period from January 5, 2020 to February 1, 2020
Retained Professionals	Role	Current Month Disbursements	Cumulative Disbursements
Morris, Nichols, Arsht & Tunnell LLP	Debtor Counsel	47	438
Akin Gump Strauss	Debtor Counsel	—	512
Kasowitz Benson Torres LLP	Debtor Counsel	459	1,768
Berkeley Research Group	Debtor Financial Advisor	469	1,567
Epiq Corporate Restructuring LLC	Claims Agent	—	463
Alvarez & Marsal LLC	UCC Financial Advisor	120	445
Lowenstein Sandler LLP	UCC Counsel	—	735
Womble Bond Dickinson	UCC Counsel	—	42

Total		$1,096	$5,969

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

MOR 2 - CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited, in thousands)

For period from January 5, 2020 to February 1, 2020
Net sales	8
Cost of goods sold (1)	17,857

Gross profit	(17,849)
Depreciation and amortization	—
Selling, general and administrative expenses	6,221

Operating income (loss)	(24,070)
Gain (loss) from disposal of assets/liabilities	—
Interest expense (income)	213

Income (loss) before income taxes	(24,283)
Provision (benefit) for income taxes	—

Net income (loss) from continuing operations	(24,283)
Net income (loss) from discontinued operations	—

Net income (loss)	(24,283)

(1)	Retail method of accounting used; inventory true-ups expensed to COGS as part of the year-end close process; no cash impact

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

MOR 3 - CONSOLIDATED BALANCE SHEETS (unaudited, in thousands)

As of Feb. 1 2020
ASSETS
Current assets:
Cash and cash equivalents (1)	31,349
Inventories	—
Receivables, less allowance for doubtful accounts of $2,084	674
Other non-trade receivables (2)	9,085
Prepaid expenses and other current assets	855

Total current assets	41,964
Property and equipment, less accumulated depreciation and amortization	55
Goodwill	—
Intangible assets, net	—
Other noncurrent assets, net (3)	11,053

Total assets	53,072

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	71,184
Current portion of indebtedness	68
Accrued expenses and other	12,054

Total current liabilities	83,306
Long-term portion of indebtedness	14,388
Other noncurrent liabilities	5,005

Total liabilities	102,699

Shareholders’ equity:
Preferred stock, nonvoting, no par value	—
Preferred stock, Series A junior participating nonvoting, no par value	—
Preferred stock, Series C junior participating voting, no par value	—
Common stock, Class A voting, no par value	128,131
Common stock, Class B nonvoting, no par value	—
Treasury Stock, at cost	(10,826)
Retained earnings	(167,487)
Accumulated other comprehensive income	555

Total shareholders’ equity	(49,627)

Total liabilities and shareholders’ equity	53,072

(1)

Cash includes pharmacy proceeds the Company collected on behalf of 3rd party buyers for sold pharmacies that had not been disbursed as of 2/1/20; the Company generally holds 1-2 weeks of 3rd party pharmacy proceeds before disbursing funds

(2)	Other Non-Trade Receivables include franchise receivables, scan-down receivables, pharmacy rebates, and other receivables; subject to adjustment due to collectability and other factors
(3)	Other Non-Current Assets include outstanding letters of credit and utility deposits; subject to adjustment due to collectability and other factors

Note: This does not include potential lease rejection damages.

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

MOR - 4 Status of Post Petition Taxes

The Debtors continue to pay post-petition taxes as they become due and are current on those payments.

If payments become past due the Debtors will include a schedule in the MOR listing past due post-petition taxes.

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Summary of Unpaid Post-Petition Debts (unaudited, in Thousands)

Post-Petition Debts Aging Amount	Total
Current	—
0 - 30 Days Old	68
31 - 60 Days Old	178
61 - 90 Days Old	112
91+ Days Old	446

Total Post-Petition Debts	804

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Trade Receivable Aging (unaudited, in Thousands)

Trade Receivable Aging Amount	Credit Card	Pharmacy	Total	Allowance for Doubtful Accounts	Total, less Allowance for Doubtful Accounts
Current	—	—	—	—	—
0 - 30 Days Old	—	2,758	—	2,084	674
31 - 60 Days Old	—	—	—	—	—
61 - 90 Days Old	—	—	—	—	—
91+ Days Old	—	—	—	—	—

Total Trade Receivable	—	2,758	—	2,084	674

FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Questionnaire

				Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

One owned store was sold to a third-party buyer during this period.

X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X
3. Have all post-petition tax returns been filed timely? If no, provide an explanation below.				X
4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.				X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.					X

Account Name	Purpose	Business	Acct Number	Bank Name	Date